PAGE 1               SCHEDULE 14A INFORMATION

                                 File Nos. 333-27963/811-7075

         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No. __)

Filed by the Registrant                          [X]
Filed by a party other than the Registrant       [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

                    New Age Media Fund, Inc.
_________________________________________________________________
         (Name of Registrant as Specified in its Charter)

                     New Age Media Fund, Inc.
_________________________________________________________________
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
   1) Title of each class of securities to which transaction applies:
      _________________________________________________________
   2) Aggregate number of securities to which transaction applies:
      _________________________________________________________
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (1)______________
      _________________________________________________________
   4) Proposed maximum aggregate value of transaction:
      _________________________________________________________
   5) Total fee paid:
      _________________________________________________________
   [ ] Fee paid previously with preliminary materials.
      _________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   1) Amount previously paid:
      _________________________________________________________
   2) Form, schedule, or Registration Statement no.:
      _________________________________________________________
   3) Filing party:
      _________________________________________________________
   4) Date filed:
      _________________________________________________________
____________________________________________________________________

PAGE 2

NEW AGE MEDIA FUND, INC.    100 East Pratt Street, Baltimore, Maryland 21202

James S. Riepe
Chairman of the Board

June 9, 1997

Fellow Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of the New Age Media Fund, Inc. (the "Fund"), to be held on July 23, 1997, at 8:30 a.m., in the offices of the Fund at the Owings Mills Financial Center, 10090 Red Run Boulevard, Owings Mills, Maryland 21117.

The principal matter to be acted upon at the meeting is a proposal to convert the Fund to an open-end mutual fund. If approved, this proposal will allow shareholders to buy and sell shares of the Fund at net asset value, thereby eliminating the discount at which the Fund's shares have traded. The Board of Directors has made this proposal because it believes it is in the best interests of shareholders.



   In addition to the proposal to convert the Fund, there are several other matters which principally relate to conforming the Fund to the other T. Rowe Price open-end funds and also must be voted upon. These matters are described in the accompanying Notice and Proxy Statement. A proxy card on which to indicate your vote and an envelope, postage prepaid, in which to return your proxy are enclosed.

We realize that each of you cannot attend the meeting and vote your shares in person. However, whether or not you plan to attend the meeting, we need your vote. We urge you to complete, sign, and return the proxy so that your shares will be represented. By promptly returning the proxy, you help the Fund avoid the necessity and expense of sending follow-up letters to assure a quorum. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

Remember, this is your opportunity to voice your opinion on matters affecting the Fund. Your participation is extremely important. If the proposal to convert the fund to open-end status is approved, the Fund will become a member of the T. Rowe Price family of no-load open-end mutual funds, and be renamed the T. Rowe Price Media & Telecommunications Fund, Inc.

If you want additional information concerning the matters proposed for action at the meeting, please let us know.

Sincerely,

/s/James S. Riepe
James S. Riepe
   Chairman of the Board

CUSIP# 641567-10-2







PAGE 3               NEW AGE MEDIA FUND, INC.

                      100 East Pratt Street
                    Baltimore, Maryland 21202

             Notice of Annual Meeting of Shareholders

   The Annual Meeting of Shareholders of the New Age Media Fund, Inc. (the "Fund"), a Maryland corporation, will be held on July 23, 1997, at 8:30 a.m., eastern time, in the offices of the Fund at the Owings Mills Financial Center, 10090 Red Run Boulevard, Owings Mills, Maryland 21117. Each of the matters listed below will be acted upon at that time.

    1. To approve or disapprove a proposal to convert the Fund from a closed-end investment company to an open-end investment company by:

     o changing the Fund's subclassification under the Investment Company Act of 1940 from a closed-end investment company to an open-end investment company;
     o amending the Fund's Articles of Incorporation as necessary to provide for the conversion; and
     o modifying the fundamental borrowing policies of the Fund in connection with the conversion.

    2. Contingent on the approval of Proposal No. 1, to approve or disapprove a new Investment Management Agreement between the Fund and T. Rowe Price Associates, Inc.;

    3. To elect seven directors to serve until the next annual meeting or until their successors have been duly elected and qualified;

    4. To approve or disapprove modifying the Fund's fundamental policy on commodities;

    5. To approve or disapprove modifying the Fund's fundamental policy on real estate;

    6. Contingent on the approval of Proposal No. 1, to approve or disapprove amending the Fund's Articles of Incorporation to authorize involuntary redemptions of accounts.

    7. Contingent on the approval of Proposal No. 1, to approve or disapprove amending the Fund's Articles of Incorporation to change the Fund's name to "T. Rowe Price Media & Telecommunications Fund, Inc."

    8. Contingent on the approval of Proposal No. 1, to approve or disapprove amending the Fund's Articles of Incorporation to authorize creating different classes and to conform the provisions describing classes and series to those standard for other T. Rowe Price open-end funds.

    9. Contingent on the approval of Proposal No. 1, to approve or disapprove restating the Fund's Articles of Incorporation to conform to the standard T. Rowe Price form for open-end funds.

    10. To ratify or reject the selection of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the year 1997; and

    11. To transact such other business as may properly come before the meeting and any adjournments thereof.



PAGE 4

Only shareholders of record of common stock at the close of business on May 23, 1997, are entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The Board of Directors recommends that you vote in favor of each proposal.

/s/Lenora V. Hornung
LENORA V. HORNUNG
Secretary

June 9, 1997
_____________________________________________________________________________
                      YOUR VOTE IS IMPORTANT

Shareholders are urged to vote on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_____________________________________________________________________________
                                               CUSIP# 641567-10-2








































PAGE 5               NEW AGE MEDIA FUND, INC.

          Annual Meeting of Shareholders--July 23, 1997

                         PROXY STATEMENT

This document gives you information you need in order to vote on the matters coming before the Annual Meeting and is furnished in connection with the solicitation of proxies by the New Age Media Fund, Inc. (the "Fund"), a Maryland corporation. If you have any questions, please feel free to call us at our toll-free number, 1-800-231-8432.

Who is asking for my vote?

The Board of Directors of the Fund have asked that you vote on the matters listed in the Notice of Annual Meeting of Shareholders. The votes will be formally counted at the Annual Meeting on July 23, 1997, and if the Annual Meeting is adjourned, at any later meeting. You may vote in person at the Annual Meeting, or return your completed proxy card in the envelope provided.

Who is eligible to vote?

Shareholders of record at the close of business on May 23, 1997 (the "Record Date") are entitled to notice of, and to vote at, the meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement were mailed to shareholders of record on or about June 9, 1997.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on February 12, 1997, the Board of Directors, including the independent Directors, unanimously approved submitting to the Fund's shareholders a proposal to convert the Fund from a closed-end to an open-end investment company ("mutual fund").

   If approved, the conversion will permit the continued operation of the Fund in accordance with its investment objective while providing its shareholders with the right to purchase and redeem shares at a price based on their net asset value instead of a price set in the market. If approved, the Fund would begin operations as an open-end fund and as part of the family of T. Rowe Price no-load mutual funds on or about July 28, 1997. If the proposal to convert the Fund to a mutual fund is not approved, the Fund will remain a closed-end investment company, and the Board of Directors will consider whether other actions should be taken, if any.

In connection with the proposal to convert the Fund to a mutual fund, shareholders are being asked to approve:

o an amendment of the Fund's subclassification under the Investment Company Act of 1940 ("the 1940 Act") from a closed-end to an open-end investment company;
o an amendment to the Fund's Articles of Incorporation as necessary to provide for the conversion;
o a new investment management agreement between the Fund and T. Rowe Price Associates, Inc. ("T. Rowe Price"), the Fund's investment manager, which will lower the fee due T. Rowe Price;
o a new board of directors for the Fund;
o amendments to the Fund's fundamental policies on borrowing and other matters to conform them to the equivalent policies for other T. Rowe Price mutual funds; and
o amendment and restatement of the Fund's Articles of Incorporation to conform them to the equivalent documents for other T. Rowe Price mutual funds.

Shareholders are also being asked to approve the selection of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the year 1997.

How can I get more information about the Fund?

   A copy of the Fund's Annual Report for the year ended December 31, 1996, including financial statements, was mailed to all shareholders of record at the close of business on that date. However, a copy of this report or any other shareholder report will be provided, without charge, to any shareholder upon request. Please call T. Rowe Price at 1-800-231-8432 or write to 100 East Pratt Street, Baltimore, Maryland 21202, to request the report.

PROPOSAL NO. 1 -- CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY

Proposal No. 1 has three parts, each of which is described below. Shareholders are being asked to vote on all three as a package, not separately.

A. Changing the Fund's Status under the 1940 Act from a Closed-end to an Open-end Investment Company

Background of the proposal

Why does the Board recommend open-ending the Fund?

   The Fund was organized in 1993 as a closed-end fund because it was believed such a structure, among other things, would permit management of the Fund's portfolio consistent with its investment objectives and policies without the pressures and constraints to which open-end investment companies ("mutual funds") are subject as a result of cash inflows and redemptions. The shares of many closed-end funds sell at a discount to net asset value, however, and the Fund has been no exception. While the Fund has been in existence for only approximately three and one-half years, its discount has been as high as over 23%. While the Fund attempted to narrow the discount through a share repurchase program approved by the Fund's Board of Directors in August 1995, the discount persisted through 1995, 1996, and 1997 until the Fund announced on February 12, 1997, its intention to seek shareholder approval to open-end. (After this announcement, the discount narrowed to 4.74%.) During the period while the discount persisted, the Board of Directors considered various methods of seeking to narrow the discount, including the share repurchase program referred to above, but it has become apparent that the only certain, and permanent, means of eliminating the discount is to convert the Fund to an open-end fund. In light of these events, the Board of Directors has concluded that the most advantageous course of action for the Fund and its shareholders would be conversion to a mutual fund, thereby giving shareholders the right to retain their investment or dispose of Fund shares at such time as they choose at prices based on the net asset value of the Fund's shares. The Board reached this conclusion after weighing these benefits of converting to open-end status against the potential impact of the conversion on the Fund's investment program and expenses. T. Rowe Price has indicated that it believes it will be able to manage the Fund's portfolio as a mutual fund.

What are the differences between open-end ("mutual fund") and closed-end investment companies?

   Closed-end investment companies neither redeem their outstanding shares nor engage in the continuous sale of new shares, and thus operate with a relatively fixed amount of shares outstanding. The shares of closed-end investment companies are normally bought and sold on national securities exchanges; the Fund's shares are currently traded on the New York Stock Exchange. If the proposal to convert the Fund is approved, the Fund's shares will be delisted from this Exchange upon the conversion.

In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable shares. The holders of redeemable shares have the right to surrender those shares to the mutual fund and obtain their net asset value. Mutual funds also continuously issue new shares to investors based on the fund's net asset value at the time of such issuance.

What are some of the legal and practical differences between operations of the Fund as a closed-end and an open-end investment company?

  (a) Acquisition and Disposition of Shares. If the Fund were to be converted into a mutual fund, investors wishing to acquire shares of the Fund would be able to purchase them from the Fund's principal underwriter at their net asset value with no sales charges. Shareholders desiring to sell their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the next determined net asset value. The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets less all liabilities by (ii) the number of outstanding shares of the Fund.

  (b) Voting Rights. The voting rights of holders of shares of the Fund will not change if the Fund converts to open-end status, except that the Board of Directors will have the authority to amend the Fund's Articles of Incorporation to authorize the issuance of additional shares of the Fund's common stock without submitting such amendment to another shareholder vote and that certain "anti-takeover" provisions requiring super majority votes to approve significant corporate transactions will be deleted from the Articles of Incorporation.

By virtue of the provisions of Maryland corporate law applicable to investment companies, opportunities to vote may become less frequent if the Fund converts to open-end status, because the Fund will not hold shareholder meetings unless required to do so by the 1940 Act. Maryland corporate law provides that, if the Articles of Incorporation or by-laws of either an open-end or closed-end fund registered under the 1940 Act so provides, then the Fund is not required to hold an annual shareholder meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. If the Fund is converted to an open-end fund, the proposed amendments to the Fund's Articles would provide that the Fund will not be required to hold an annual meeting in any year in which it is not required to do so under the 1940 Act.

   By not having to hold annual shareholder meetings, the Fund would save the costs, which can be substantial, of preparing proxy materials and soliciting shareholders' votes on the usual proposals contained therein. Under the 1940 Act, the Fund would be required to hold a shareholder meeting if, among other things, (i) the number of Directors elected by shareholders were less than a majority of the total number of Directors; (ii) if a change were sought in the fundamental investment policies of the Fund; or (iii) if a change were sought in the Fund's investment management agreement.

  (c)  Determination of Net Asset Value.  Securities and Exchange Commission
(SEC) regulations under the 1940 Act generally require mutual funds to value their assets on each business day in order to determine the current net asset value to be used for redemptions by shareholders or purchases by investors. The net asset values of most mutual funds are published daily by leading financial publications.

     (d) Expenses: Potential Net Redemptions. While it is not possible to predict, the Fund's expenses are expected to decrease as a result of open-ending. However, open-ending could result in immediate, substantial redemptions and hence a marked reduction in the size of the Fund. As an open-end fund, it is not possible to know whether the Fund will experience net redemptions or net subscriptions, or over what time period either would occur. An asset base of decreased size could produce less income than is currently being produced. Accordingly, the Fund's ratio of operating costs to average net assets could increase although as noted below, the expense ratio is subject to an expense cap at least through December 31, 1998. For the year ended December 31, 1996, the Fund's expense ratio was 1.22%. As part of the proposed new Investment Management Agreement with T. Rowe Price, T. Rowe Price has agreed to cap the Fund's expense ratio at 1.25% through December 31, 1998. After that date, there is no guarantee that the expense cap would remain in place. In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses). As of May 31, 1997, the Fund had $32,242,134 of net unrealized capital appreciation for federal income tax purposes. This figure will change as the Fund's portfolio securities change in value.

Significant net redemptions could also render the Fund an uneconomical venture by virtue of diminished size. In the event the Fund were to become too small to be considered economically viable, the Board of Directors might consider alternatives to continuing the Fund's operations, ranging from merger of the Fund with another investment company to liquidation of the Fund. The Fund has no plans to pursue such alternatives at this time, and any such merger or liquidation would require shareholder approval.

     (e) Elimination of Discount. Any market discount from net asset value will be eliminated due to the fact that shareholders will be able to realize the value of their shares by redeeming them from the Fund at net asset value. It will also eliminate (i) any possibility that the Fund's shares will trade at a premium over net asset value and (ii) the possibility to acquire shares below net asset value. If the Proposal to convert to a mutual fund is approved by the shareholders, the discount may be reduced prior to the date of any conversion to open-end status to the extent purchasers of shares in the open market are willing to pay less of a discount in anticipation of a prospective open-ending.

     (f) Dividend Reinvestment Plan. As an open-end fund, shareholders would automatically have dividends and capital gain distributions reinvested in fund shares, unless they elected to receive such amounts in cash. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value. It should be noted that in order to simplify the conversion process, the Fund's dividend reinvestment plan has been terminated. Any distributions made by the Fund to shareholders of record on or before July 25, 1997, will be paid in cash.

     (g) Portfolio Management. Unlike mutual funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. Most open-end funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents. This may increase transaction costs and portfolio turnover.

     (h) Illiquid Securities. An open-end investment company is subject to the 1940 Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. The Fund is currently subject to a 25% limitation. If the Fund is converted to a mutual fund it will be required to meet the 15% limitation. As the Fund does not currently hold a significant quantity of illiquid securities, this change should not have a material effect on management of the Fund.

  (i) Senior Securities and Borrowings. The 1940 Act prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies on the other hand are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. Thus, for example, currently the Fund can borrow to finance repurchases of its shares and pay dividends. As an open-end fund, it could not borrow for these purposes. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility than mutual funds in "leveraging" of their shareholders' investments. The Fund has never issued senior securities or preferred stock and neither the Board of Directors nor T. Rowe Price believes that the more restrictive policies which would govern the Fund as an open-end fund will materially affect the Fund's ability to carry out its investment program.

     (j) Shareholder Services. If the Fund is converted to an open-end fund, it will become part of the T. Rowe Price family of no load mutual funds and would have available to it all of the various services made available to such funds. These include the ability for shareholders to exchange their shares for shares of all other T. Rowe Price mutual funds, the use of the Fund for retirement plans, and the opportunity for shareholders to effect various transactions by telephone. The cost of such services would normally be borne by the Fund rather than by individual shareholders.

     (k) Minimum Investment and Involuntary Redemptions. If converted to an open-end fund, the Fund will adopt requirements that an initial investment in Fund shares and any subsequent investment must be in a specified minimum amount, in order to reduce the administrative burdens and expenses associated with small accounts. The Fund expects that the minimum initial investment requirement will be $2,500 ($1,000 for retirement or UGMA/UTMA accounts) and the minimum additional investment requirement will be $100 ($50 for retirement or UGMA/UTMA accounts). For the period through April 30, 1998, the minimum initial investment requirement will not apply to any account existing at the time of conversion.

However, subject to shareholder approval of Proposal No. 6, the Fund will reserve the right to redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $1,000 for three months or longer. The Fund will give such shareholders 60 days prior written notice in which to purchase sufficient additional shares to avoid such redemption. It is also anticipated that any shareholder who has an account balance of five shares or less on the business day immediately preceding the conversion will be automatically redeemed when the Fund becomes an open-end fund at the then current net asset value per share. If Proposal No. 6 is not approved, shareholders will receive written notice in advance of this redemption.

  (l) Qualification as a Regulated Investment Company. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. To qualify for this treatment the Fund must currently meet several requirements, one of which is that less than 30% of the Fund's gross income each taxable year may be derived from the sale or other disposition of securities, options, or futures contracts held for less than three months. T. Rowe Price anticipates that the Fund will continue to be able to meet this requirement after the conversion. No assurance exists, however, that this requirement will be met under all possible circumstances, particularly if the Fund is required to sell recently acquired portfolio securities because of unexpectedly large net redemptions or large influxes of cash followed within a short time by significant redemptions of Fund shares.

What needs to be done if the conversion to an open-end company is approved?

   If the proposed conversion to open-end status is approved, the Board will take such other actions as are necessary to effect the conversion. The conversion of the Fund to an open-end investment company will be accomplished by: (i) the filing with the Maryland State Department of Assessments and Taxation of amendments to the Fund's Articles of Incorporation (the "Open-Ending Certificate") and (ii) changing the Fund's subclassification under the
1940 Act from a closed-end investment company to an open-end investment company. In addition, since shares of an open-end investment company are offered to the public on a continuous basis, if the conversion is approved, the Board is expected to approve contracts with T. Rowe Price Investment Services, Inc. for the distribution of the Fund's shares to become effective upon the Fund's conversion to an open-end investment company.

What are the anticipated costs and other consequences of the conversion?

   Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, a number of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances and the preparation, mailing, and solicitation of this proxy. The Board anticipates that such costs will range from approximately

$50,000 to $100,000. The Board anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion. As an open-end fund, the Fund will incur costs in connection with the preparation of an annual registration statement and prospectus as required by federal securities laws (including printing and mailing costs), the payment of necessary annual filing fees under the securities laws of various states, as well as other expenses, such as the increased shareholder and transfer agency expenses associated with an open-end fund.

   Neither the Fund nor its shareholders will realize any gain or loss for tax purposes as a result of the Fund's conversion. However, shareholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax bases of their shares. Payment for any such redemption will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures specified in the Fund's prospectus). Such payment may be postponed or the right of redemption suspended at times: (i) when the New York Stock Exchange is closed for other than customary weekends and holidays; (ii) when trading on such Exchange is restricted; (iii) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. As an open-end fund, the Board of Directors also expects to reserve the right to redeem Fund shares in kind if, in the opinion of the Manager, such a redemption would be advisable. If redemptions are made in kind, a shareholder would incur transaction costs in disposing of any securities received.

Will the Fund's investment objective or policies change due to the approval of the conversion?

   The Fund's investment objective, which is to provide long-term appreciation, will remain unchanged upon the conversion of the Fund to an open-end investment company. The Fund will also continue to invest in the types of companies in which it has invested since its inception. Proposed changes to certain of the Fund's fundamental investment policies are described under this Proposal in section C, and under Proposal Nos. 4 and 5. The purpose of these proposed changes is to conform such policies to the standard ones in effect for all T. Rowe Price mutual funds. In addition, the Fund's current policy on borrowing is inconsistent with the provisions of the 1940 Act applicable to open-end funds. The changes in these fundamental policies are not expected to affect the management of the Fund or its investment program.

   B.     Amendment of the Fund's Articles of Incorporation

Why do the Articles of Incorporation have to be amended?

Shareholders are being asked to approve or disapprove amendments to the Fund's Articles of Incorporation which are necessary for the Fund to operate as an open-end fund. Other amendments that the Board of Directors believe would facilitate the Fund's operations, but are not essential to open-ending, are included in Proposal Nos. 6 through 9. A copy of the Fund's Articles of Incorporation, amended and restated to reflect the amendments proposed in this Proposal No. 1 and in Proposal Nos. 6 through 9, is attached to this Proxy Statement as Exhibit B.

What are the essential amendments?

1. Redemption and Issuance of Shares. The amended Articles of Incorporation would (i) authorize the issuance of redeemable securities at net asset value; and (ii) provide that the Fund's outstanding common stock will be redeemable at the option of the holders at such times as may be permitted by the Fund, at a redemption price per share equal to the net asset value per share next determined after the shares are properly tendered for redemption, less any redemption fees or sales charges that may be established by the Board of Directors.

Consistent with the new open-end structure, the proposed amendments to the Articles of Incorporation give the Board of Directors the power and authority, without shareholder approval, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Fund has authority to issue. The amendments also enable the Board of Directors to authorize the issuance of shares of the Fund's stock for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

2. Removal of Anti-takeover Provisions. The Fund currently has provisions in its Articles of Incorporation that have the effect of limiting: (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; or (iii) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation to convert the Fund from closed-end to open-end status. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund believes that following conversion to an open-end structure, these provisions might limit the Fund's flexibility in the future to enter into certain types of transactions that may benefit the Fund. Accordingly, the proposed amendments to the Articles of Incorporation would eliminate the "anti-takeover" provisions and replace them with provisions requiring the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock to authorize certain mergers, consolidations, statutory share exchanges, or sale of all or substantially all of the Fund's assets.

When would the Amended Articles of Incorporation take effect?

If Proposal No. 1 is approved by shareholders, Amended and Restated Articles of Incorporation are expected to be filed with the Maryland State Department of Assessments and Taxation to take effect on or about 5 p.m. on July 25, 1997.

Would any other corporate documents need to be amended?

In connection with the amendments to the Fund's Articles of Incorporation and the conversion to open-end status, the Board of Directors will make any necessary changes to the by-laws of the Fund.

C.   Amendment of the Fund's Fundamental Policy on Borrowing

The Fund's current fundamental policy on Borrowing is as follows:

As a matter of fundamental policy, the Fund may not:

     Borrowing.  Borrow money, except the Fund may borrow (i) for temporary
     or emergency   purposes; (ii) to engage in reverse repurchase agreements
     and make other investments or engage in other transactions, which may or may not be deemed to involve a borrowing in a manner consistent with the Fund's investment program and policies, provided that the combination of (i) and (ii) do not exceed 33 1/3% of the value of the Fund's total assets (including the amounts borrowed, less liabilities other than borrowings); (iii) to finance repurchases and tender offers of its shares in amounts not exceeding 10% of its total assets; or
     (iv) to pay dividends required to be distributed in order for the Fund to maintain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), or otherwise to avoid taxation under the Code. The Fund's borrowing policy is fundamental and may not be changed without shareholder approval.

As amended, the policy would be:

As a matter of fundamental policy, the Fund may not:

     Borrowing.   Borrow money, except that the Fund may (i) borrow for
     non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other T. Rowe Price funds or other persons to the extent permitted by applicable law.

What are the differences between the current and proposed fundamental policies on borrowing?

If approved the primary effects of the amendment would be to (i) limit the Fund to borrowing for non-leveraging purposes only; (ii) eliminate the ability of the Fund to borrow to finance repurchases of its shares; (iii) eliminate the Fund's ability to borrow to pay dividends. These changes are required by the 1940 Act if the Fund is to operate as an open-end investment company, and the Board does not believe they will impede in any manner the Fund's investment program.

What vote is required for Proposal No. 1 to pass?

Approval of Proposal No. 1 requires the affirmative vote or consent of the holders of a majority of the Fund's outstanding shares of capital stock. The Board of Directors recommends that shareholders vote FOR the proposal.

PROPOSAL NO. 2 -- ADOPTION OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH T. ROWE PRICE

   Background of the Proposal. On February 12, 1997, the Board of Directors of the Fund, including the Directors who are not "interested persons" of T. Rowe Price or the Fund, unanimously voted to approve a new management agreement between the Fund and T. Rowe Price (the "Proposed Agreement"), which, like the Fund's present investment advisory agreement (the "Present Agreement"), provides for T. Rowe Price to manage the Fund's investments.

   How does the Proposed Agreement differ from the current one?

The primary differences between the Fund's Present Agreement and the Proposed Agreement are: (i) the Fund will convert from closed-end to open-end status;
(ii) the name of the Fund will change from "New Age Media Fund, Inc." to "T. Rowe Price Media & Telecommunications Fund, Inc.," and (iii) the Management Fee paid to T. Rowe Price will be less than the current fee and will be computed based on combining an individual fund fee ("Individual Fund Fee") and a group fee ("Group Fee") ratio that reduces the Fund's fee as the assets of the T. Rowe Price mutual funds grow. This fee structure is the same one used by almost all other T. Rowe Price mutual funds.

What is the Individual Fund Fee and what would it be under the Proposed
Agreement?

This fee reflects the Fund's particular investment management costs. It is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the fund fee rate of 0.35% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

What is the Group Fee and what would it be under the Proposed Agreement?

The monthly Group Fee is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex and is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index Fund, the Spectrum Funds, and any institutional or private label mutual funds). The group fee schedule as shown in Table 1 is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Table 1  Price Funds' Annual Group Base Fee Rate for Each Level of Assets
______________________________________________________________________________

0.480%  First $1 billion   0.350%  Next $2 billion
0.450%  Next $1 billion    0.340%  Next $5 billion
0.420%  Next $1 billion    0.330%  Next $10 billion
0.390%  Next $1 billion    0.320%  Next $10 billion
0.370%  Next $1 billion    0.310%  Next $16 billion
0.360%  Next $2 billion    0.305%  Next $30 billion
                           0.300%  Thereafter
______________________________________________________________________________

The Fund's portion of the Group Fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $63 billion at March 31, 1997, the Group Fee was 0.33%.

Please see the Proposed Agreement attached to this Proxy Statement as Exhibit A for more detailed information.


When was the Present Agreement adopted?

The Present Agreement was approved by the directors of the Fund on October 7, 1993. By its terms, the Present Agreement will continue in effect from year to year as long as it is approved annually by the Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Present Agreement must be approved by a majority of the Fund's independent directors. The Present Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment.

What services does T. Rowe Price provide under the Present and Proposed Agreements?

   Under the Present and Proposed Agreements, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in its prospectus and Statement of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services,
T. Rowe Price provides the Fund with a wide range of corporate administrative services. Each Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

The Present and Proposed Agreements also provide that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

What does the Fund currently pay to T. Rowe Price for its advisory services?

For its services to the Fund under the Present Agreement, T. Rowe Price is paid a management fee ("Management Fee") of 1.10% of the Fund's average weekly net assets. The Management Fee is paid monthly to the Manager on the first business day of the next succeeding calendar month and is calculated weekly. The fee accrual for any particular week is computed by multiplying the fraction of 7 over 365 by 1.10% and multiplying the product by the net assets of the Fund as of the preceding valuation date.

How will the expenses paid by the Fund differ between agreements?

The effect of the Proposed Agreement on the Fund's Management Fee is set forth in Table 2.

Table 2  Management Fee Comparison
______________________________________________________________________________

       12 Months Ended                Dec. 31, 1996
       _______________
Effective Management Fee Rate
  -Present Agreement                               1.10%
  -Proposed Agreement                              0.68%
  -Percentage change                             -38.20%

Expense Ratio

  -Present Agreement                               1.22%
  -Proposed Agreement                              0.95% (a)

  -Percentage change                             -22.10%

Management Fee
  -Present Agreement                             $3,056,000
  -Proposed Agreement                            $1,889,000
  -Difference between aggregate amounts          $1,167,000
  -Percentage change                               -38.20%

Average Net Assets of the Fund (1996)          $278,416,000

(a) Based on average net assets of $219,000,000 as of April 30, 1997. Higher or lower asset levels will affect the Fund's expense ratio. As part of the proposed new Investment Management Agreement, T. Rowe Price has
    agreed to cap the Fund's expense ratio at 1.25% through December 31,
    1998. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the Fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%.
______________________________________________________________________________

Table 3 shows a comparison between all expenses and fees the Fund incurred during its fiscal year ended December 31, 1996, and the fees and expenses the Fund would have incurred had the proposed fee change been in effect.

Table 3  Fees and Expenses Comparison
______________________________________________________________________________

Shareholder Transaction Expenses           Current         Proposed

Sales load "charge" on purchases            Varies          None
Sales load "charge" on reinvested dividends   None          None
Redemption fees                               None          None
Exchange fees                                 None          None

Annual Fund Expenses
                                            Current       Proposed

Management fee                               1.10%          0.68%
Marketing fees (12b-1)                       None            None
Total other (shareholder servicing,
 custodial, auditing, etc.)                 0.12%          0.27%

Total Fund Expenses                          1.22%          0.95%

Note: A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable.
______________________________________________________________________________

Table 4 illustrates, for both the existing fee schedule and the proposed fee schedule, the expenses you would incur on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each period shown. This is an illustration only. Actual expenses and performance may be more or less than shown.

Table 4 Comparison of Hypothetical Fund Expenses
______________________________________________________________________________
                   1         3         5         10

                   Year      Years     Years     Years

Present Agreement  $12       $39       $67       $148
Proposed Agreement $10       $30       $53       $117
______________________________________________________________________________

How do the proposed expenses compare to those of similar T. Rowe Price funds?

T. Rowe Price also acts as investment adviser to several registered investment companies having similar investment objectives and policies to those of the New Age Media Fund.

   Table 5 sets forth the name of each investment company having similar investment objectives and policies to the New Age Media Fund, the annual rate of compensation (i.e., the fee T. Rowe Price is paid for its services as adviser to the respective portfolio), and net assets as of December 31, 1996.

   Table 5   Comparison of Expenses to Similar T. Rowe Price Funds
______________________________________________________________________________

                                Net Assets      Annual Rate  Fees
               Investment       of Fund at      of Com-      Waived
Name of Fund   Objective        12/31/96        pensation    or Reduced


T. Rowe Price  Long-term        $125,077,000     0.78%       No
Capital        capital growth
Opportunity Fund

T. Rowe Price  Long-term         $30,047,000     0.00%       Yes (a)
Financial      growth of capital
Services Fund  and modest level
               of income

T. Rowe Price  Long-term        $193,958,000     0.60%       Yes (b)
Health         capital growth
Sciences Fund

T. Rowe Price  Long-term      $3,291,797,000     0.68%       No
Science &      growth of capital
Technology Fund

(a) In the interest of limiting the expenses of the fund during its initial period of operations, T. Rowe Price agreed to waive fees and bear any expenses through December 31, 1998, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%. Without this expense limitation, it is estimated that the fund's management fee ratio would have been 0.68%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Organizational expenses will be charged to the fund over a period not to exceed 60 months.

(b) In the interest of limiting the expenses of the fund during its initial period of operations, T. Rowe Price agreed to waive fees and bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 1.35%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.35%; however, no reimbursement will be made after December 31, 1999, or if it would result in the expense ratio exceeding 1.35%. Without this expense limitation, it is estimated that the fund's management fee ratio would have been 0.68%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. Organizational expenses will be charged to the fund over a period not to exceed 60 months.
______________________________________________________________________________

What matters were considered by the Board in recommending the new Advisory Agreement?

   The Board considered approval of the Proposed Agreement in the context of considering the conversion of the Fund to open-end status. In authorizing the Proposed Agreement, the Board took into account the fact that the same entity,
T. Rowe Price, will continue to manage the Fund's investment portfolio in accordance with the Fund's investment objectives and policies under the Proposed Agreement as under the Present Agreement. The Board considered further that the Proposed Agreement would substantially reduce the management fee payable by the Fund to T. Rowe Price and would position the Fund to enjoy the benefits of economies of scale resulting from growth in assets under management of the T. Rowe Price mutual funds as a group.

What vote is required to adopt the new Investment Management Agreement?

Proposal No. 2 requires the affirmative vote of the lesser of (a) 67% of the shares present at the meeting in person or by proxy or (b) a majority of the Fund's outstanding shares. The Board of Directors recommends that shareholders vote FOR the proposal.

   If the new Investment Management Agreement is approved by the shareholders of the Fund, it will become effective on or about July 26, 1997. If it is not approved by the shareholders of the Fund, the existing Investment Management Agreement will continue in effect through April 30, 1998. However, if shareholders do not approve Proposal No. 1 (conversion of the Fund to an open-end fund), the existing Investment Management Agreement will continue, regardless of whether shareholders approve the new Investment Management Agreement.

PROPOSAL NO. 3 -- ELECTION OF DIRECTORS

Who are the nominees for Director?

   The Board has proposed a slate of seven persons listed in Table 6 for election as director, each to hold office until the next annual meeting (if any) or until his or her successor is duly elected and qualified. The five persons nominated as independent directors serve in such capacity on all other
T. Rowe Price domestic equity funds.

A shareholder using the enclosed proxy form can vote for all or any of the nominees to the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.

Table 6  Nominees to the Board of Directors
______________________________________________________________________________
                                        Fund Shares
                                        Beneficially     All Other
                              Year of   Owned,           Price Funds' Shares
                              Original  Directly         Directly
Name, Address    Principal    Election  or Indirectly,   Owned
and Age          Occu-        as        as of            as of
of Nominee       pations(a)   Director  3/31/97 (b)      3/31/97 (b)
______________________________________________________________________________

Donald W. Dick, Jr. Principal,    --        --           152,035.432
EuroCapital      EuroCapital Advisors, LLC, an acquisition and
Advisors LLC     management advisory firm (8/95-present);
P.O. Box 491     formerly (5/89-7/95) Principal, Overseas
Chilmark, MA     Partners, Inc., a financial investment firm;
02535-0491       formerly (6/65-3/89) Director and Vice President-
54               Consumer Products Division, McCormick &
                 Company, Inc., international food processors;
                 Director/Trustee: Waverly, Inc., as well as all other
                 T. Rowe Price Equity and International Funds/Trusts

David K. Fagin   Chairman, Chief  --        --            21,644.088
One Norwest      Executive Officer and Director
Center           Golden Star Resources, Ltd.;
1700 Lincoln     formerly (1986-7/91) President, Chief Operating
Street           Officer and Director, Homestake Mining Company;
Suite 1950       Director/Trustee of all other T. Rowe Price Equity
Denver, CO       Funds/Trusts
80203
59

Hanne M.         Retail business  --       --            29,427.982
Merriman         consultant; formerly,
3201 New Mexico  President and Chief
Ave., Ste. 350   Operating Officer (1991-92),
Washington,      Nan Duskin, Inc., a women's
D.C. 20016       specialty store; Director (1984-90)
55               and Chairman (1989-90) Federal Reserve Bank
                 of Richmond; President and Chief Executive Officer
                 (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Ann Taylor Stores;
                 Central Illinois Public Service Company; CIPSCO
                 Incorporated; The Rouse Company; State Farm Mutual
                 Automobile Insurance Company and USAir Group, Inc., as well as Director/Trustee of all other T. Rowe Price Equity
                 Funds/Trusts

*James S.        Chairman of the   1993     1,000            1,805,867.705
Riepe            Board and member of the Executive Committee of the Fund; Vice
100 E. Pratt     Chairman of the Board and Managing Director, T. Rowe Price;
Street           Chairman of the Board, T. Rowe Price
Baltimore, MD    Investment Services, Inc., T. Rowe Price Services, Inc.,
21202            T. Rowe Price Trust Company, T. Rowe Price Retirement Plan
53               Services, Inc.; Officer and/or Director/Trustee of
                 all T. Rowe Price Funds; Director, Rowe Price-Fleming
                 International, Inc., and Rhone-Poulenc Rorer, Inc.

*M. David        Vice Chairman of  --        --               348,090.178
Testa            the Board, Chief Investment Officer, Managing Director,
100 East Pratt   T. Rowe Price; Chairman of the Board,
Street           Rowe Price-Fleming International,
Baltimore, MD    Inc., Vice President and Director, T. Rowe Price
21202            Trust Company; Officer and/or Director/Trustee of a
53               majority of T. Rowe Price Funds

Hubert D. Vos    President,       --        --                 13,421.797
1114 State St.   Stonington Capital Corporation,
Suite 247        a private investment company;
Santa Barbara,   Director/Trustee of all other
CA 93190-0409    T. Rowe Price Equity Funds/Trusts
63

Paul M. Wythes   Founding General  --       --                 4,740.724
755 Page Mill    Partner, Sutter Hill Ventures,
Road             a venture capital limited partnership
Suite A200       providing equity capital to young
Palo Alto, CA    high technology companies throughout
94304            the United States; Director/Trustee, Teltone
63               Corporation, Interventional Technologies, Inc., Sutter
                 Hill Investments Mauritius, as well as all other T. Rowe
                 Price Equity and International Funds/Trusts
______________________________________________________________________________

*   Nominees considered "interested persons" of T. Rowe Price.
(a) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.
(b) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Riepe and Testa in 5,498.11 shares of the Fund which are owned by a wholly owned subsidiary of the Fund's investment manager, T. Rowe Price.
__________________________________________________________________________

Why is a new slate of directors being nominated?

If the Fund is converted to an open-end fund, it will become a member of the
T. Rowe Price family of open-end equity funds. The five persons nominated as independent directors also serve in this capacity for all other T. Rowe Price equity funds. This will allow the directors to address common issues affecting the Fund and the other T. Rowe Price equity funds in a more efficient manner.

Do the nominees have a stake in the Fund?

The Board believes it is important that each nominee for director have an investment in the T. Rowe Price funds. The nominees allocate their investments among the 76 T. Rowe Price funds based on their own investment objectives. All of the nominees, with the exception of Mr. Riepe, are standing for their first election as Director of the Fund. Table 6 lists each Director's investment in the New Age Media Fund as well as his or her total investment in all of the
T. Rowe Price funds.

What are the primary responsibilities of the Fund's Directors?

They are responsible for the general oversight of the Fund's business and for assuring that your Fund is managed in the best interests of its shareholders. The directors also periodically review the Fund's performance, expenses, and service providers based on reports provided by T. Rowe Price personnel, auditors, and legal counsel.

How often did the Directors meet in 1996?

The Board of Directors of the Fund held four meetings during fiscal year 1996. The Board of the Fund currently has three committees.

What committees does the Board have?

The Executive Committee is authorized to assume all the powers of the Board to manage the Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated. If the new Board is elected, this committee will consist of the interested directors of the Fund. Currently, this committee consists of Messrs. Plant and Riepe.

The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund, whether internal accounting controls are adequate, to inform itself with regard to nonaudit services performed by the independent accountants, and to review fees charged by the independent accountants. The current Audit Committee members are Messrs. Donahue and Plant. The Audit Committee met once in 1996, and all members participated in the meeting.

The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Fund's Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

   The T. Rowe Price funds have established a Joint Audit Committee, which is composed of at least one independent trustee/director representing each of the
T. Rowe Price funds. Messrs. Dick and Vos, nominees of the Fund, are members of the Committee. The other members are John G. Schreiber and F. Pierce Linaweaver, independent directors of other T. Rowe Price funds. These directors also receive a fee of $1,000 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year (and two such meetings were held in 1996), at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate.

What are the Directors paid for their services to the Fund?

Table 7 sets forth the compensation paid to the current directors for 1996.

Table 7 Compensation to Current Directors for 1996
______________________________________________________________________________
                                                           Total Compensation
                                            Aggregate      From Fund and
                                            Compensation   Fund Complex
Name of                                     From the       Paid to
Person/Position                             Fund (a)       Directors (b)
______________________________________________________________________________

Jeffrey H. Donahue/Director                 $7,000          $22,000
A. MacDonough Plant/Director                $6,750          $21,750
James S. Riepe/Chairman of the Board*           --               --

Directors as a Group                       $13,750          $43,750
______________________________________________________________________________

* Considered an "interested person" of T. Rowe Price and, as a result, not entitled to any compensation or benefits from the Fund.
(a) The only compensation paid by the Fund to its directors and other officers is the directors' fees paid to the independent directors of the Fund. Messrs. Donahue and Plant are each paid by the Fund, in addition to certain out-of-pocket expenses, a director's fee of $5,000 per year plus $500 for each meeting attended in person and $250 for each meeting attended by telephone. The independent directors of the Fund do not receive any pensions or retirement benefits from the Fund or T. Rowe Price.
(b) The total compensation received by Messrs. Donahue and Plant includes compensation from one other T. Rowe Price fund.

If elected, what will the new Directors be paid for their services to the Fund?

Messrs. Dick, Fagin, Vos, and Wythes, and Ms. Merriman have been nominated to be the independent directors of the Fund. Their estimated annual compensation for serving on the Fund's Board is provided in Table 8.

Table 8 Estimated Future Annual Compensation to Nominees to the Board of Directors (a)
______________________________________________________________________________

                                                     Total Compensation
                                    Aggregate        From Fund and
                                    Compensation     Fund Complex
Name of                             From the         Paid to
Person/Position                     Fund (a)         Directors (b)
______________________________________________________________________________

Donald W. Dick, Jr./Nominee         $  824           $80,000
David K. Fagin/Nominee              $1,151           $65,000
Hanne M. Merriman/Nominee           $1,151           $65,000
James S. Riepe/Chairman of the Board*   --              --
M. David Testa/Nominee*                 --              --
Hubert D. Vos/Nominee               $1,151           $65,000

Paul M. Wythes/Nominee              $  824           $80,000
______________________________________________________________________________

* Considered an "interested person" of T. Rowe Price and, as a result, not entitled to any compensation or benefits from the Fund.
(a) Estimated annual future compensation from the Fund based on a full calendar year.
(b) The estimated directors' fees set forth in Table 8 for calendar year 1997 are based on the following fee schedules applicable to all independent directors of the T. Rowe Price funds: an annual retainer of $65,000 per year for service on the boards of the T. Rowe Price Domestic Funds, an additional annual retainer of $15,000 for service on the boards of the T. Rowe Price International Funds, and a fee of $1,000 for each Audit Committee attended. The Price Fund group included 76 funds at December 31, 1996. The nominees of the Fund would not receive any pensions or retirement benefits from the Fund or T. Rowe Price.

What vote is required to elect the Directors?

   A plurality of all votes cast at the Meeting is sufficient to approve the election of a Director. The Board of Directors recommends that shareholders vote FOR all of the proposed nominees.

PROPOSAL NO. 4 -- AMENDMENT OF THE FUND'S FUNDAMENTAL POLICY ON COMMODITIES

The Directors are proposing a technical change in the Fund's fundamental policy on Commodities.

The Fund's current fundamental policy on Commodities is as follows:

As a matter of fundamental policy, the Fund may not:

  Commodities. Purchase or sell commodities or commodity contracts except that it may enter into futures contracts.

As amended, the policy would be:

As a matter of fundamental policy, the Fund may not:

  Commodities. Purchase or sell commodities or commodity contracts except that it may enter into futures contracts and options thereon.

   What are the differences between the current and proposed fundamental policies on commodities?

The only effect of the proposed change is to make explicit reference to the ability of the Fund to purchase and sell options on futures. As described in the Fund's prospectus, the Fund has had this ability since its inception. This change will simply clarify that the Fund's fundamental policy is consistent with the description in the Fund's prospectus.

What vote is required to change the Fund's fundamental policy on Commodities?

Proposal No. 4 requires the affirmative vote of the lesser of (a) 67% of the shares present at the meeting in person or by proxy or (b) a majority of the Fund's outstanding shares. The Board of Directors recommends that shareholders vote FOR the proposal.

PROPOSAL NO. 5 -- AMENDMENT OF THE FUND'S FUNDAMENTAL POLICY ON REAL ESTATE

The Directors are proposing a technical change in the Fund's fundamental policy on Real Estate.

The Fund's current fundamental policy on Real Estate is as follows:

As a matter of fundamental policy, the Fund may not:
  Real Estate.   Purchase or sell real estate or real estate limited
  partnerships (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

As amended, the policy would be:

As a matter of fundamental policy, the Fund may not:

  Real Estate. Purchase or sell real estate including real estate limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or in securities of companies engaged in the real estate business.

These are technical changes only and should have no effect on the Fund's investment program.

What vote is required to change the Fund's fundamental policy on Real Estate?

Proposal No. 5 requires the affirmative vote of the lesser of (a) 67% of the shares present at the meeting in person or by proxy or (b) a majority of the Fund's outstanding shares. The Board of Directors recommends that shareholders vote FOR the proposal.

   PROPOSAL NO. 6 -- AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE INVOLUNTARY REDEMPTIONS

Shareholders are being asked to approve or disapprove an amendment to the Articles of Incorporation that would give the Board of Directors of the Fund the authority to cause the Fund to redeem its shares at net asset value from a holder (i) if the Board of Directors determines that failure to redeem such shares may have materially adverse consequences to the Fund's shareholders, or
(ii) upon such other conditions with respect to the maintenance of shareholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion. If this proposal is approved and the Fund is converted to open-end status, it is anticipated that the Board will adopt a policy that, after appropriate notice, accounts having a balance smaller than $1,000 for three months will be redeemed at their net asset value on the date of redemption. It is also anticipated that if the Fund is converted to open-end status, the Board will promptly direct the Fund to redeem its shares at net asset value from any shareholder who holds five or fewer Fund shares at the close of business on the business day immediately preceding conversion. If this proposal is not approved, the Board will still have the authority to direct the redemption of shareholder accounts with a total net asset value of $500 or less, after 45 days written notice to the holders of such accounts. The Board is expected to exercise this authority if Proposal No. 6 is not approved by shareholders.

This amendment has been recommended by the Board because the cost to the Fund of maintaining a shareholder account does not vary much with the size of the account. All shareholders bear these costs. As a result, shareholders with large accounts subsidize the cost of maintaining small accounts. The Board does not believe this is in the best interest of the Fund and its shareholders.

What vote is required to approve this amendment to the Fund's Articles of Incorporation?

Proposal No. 6 requires the affirmative vote or consent of the holders of a majority of the Fund's outstanding shares of capital stock. The Board of Directors recommends that shareholders vote FOR the proposal.

Adoption of  Proposal No. 6 is contingent upon approval of Proposal No. 1.

PROPOSAL NO. 7--AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE NAME
CHANGE

In connection with the proposed conversion of the Fund, shareholders are being asked to approve the further amendment of the Fund's Articles of Incorporation to change the name of the Fund to "T. Rowe Price Media & Telecommunications Fund, Inc." The purpose of this amendment is to reflect the Fund's media and telecommunications investment strategy, as well as the Fund's new status as one of the T. Rowe Price family of open-end funds. The Fund is adopting its name through the permission of T. Rowe Price, which has the sole and exclusive right to use or license the use of the name "T. Rowe Price" in commerce; accordingly, the amended Articles provide that if T. Rowe Price or its affiliate cease to serve as the Fund's investment adviser or distributor, the Fund will eliminate "T. Rowe Price" from its name.

What vote is required to approve this amendment to the Fund's Articles of Incorporation?

Proposal No. 7 requires the affirmative vote or consent of the holders of a majority of the Fund's outstanding shares of capital stock. The Board of Directors recommends that shareholders vote FOR the proposal.

Adoption of  Proposal No. 7 is contingent upon approval of Proposal No. 1.

PROPOSAL NO. 8--AMENDMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE CREATION OF CLASSES AND TO CONFORM THE PROVISIONS DESCRIBING CLASSES AND SERIES TO THOSE STANDARD FOR OTHER T. ROWE PRICE OPEN-END FUNDS

The Fund's Articles of Incorporation currently authorize the Board of Directors to divide the Fund's shares into series. Shareholders are being asked to approve or disapprove amending the Articles of Incorporation to conform the provisions relating to the characteristics of each series to the standard T. Rowe Price form for an open-end fund. For example, the amended provisions would give the Board the authority to provide that shares of one series can be converted into shares of another series.

This amendment would also authorize the Board of Directors to subdivide the shares (or any series if the common stock is divided into series) into classes with identical voting, dividend, and liquidation rights. Under the proposed Articles, shares of the classes could be subject to differing front-end loads, contingent deferred sales loads, expenses (including distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement), conversion rights, and class voting rights, to the extent permitted by Maryland law, the 1940 Act, and the rules and regulations of the National Association of Securities Dealers, Inc. However, it should be emphasized that the Board of Directors has no current intention of imposing any sales loads or distribution expenses. Any change in such arrangements would require advance notice to shareholders and, in certain instances (e.g., addition of a Rule 12b-1 plan), shareholder approval.

What vote is required to approve this amendment to the Fund's Articles of Incorporation?

Proposal No. 8 requires the affirmative vote or consent of the holders of a majority of the Fund's outstanding shares of capital stock. The Board of Directors recommends that shareholders vote FOR the proposal.

Adoption of  Proposal No. 8 is contingent upon approval of Proposal No. 1.

PROPOSAL NO. 9--RESTATEMENT OF ARTICLES OF INCORPORATION TO CONFORM TO STANDARD T. ROWE PRICE OPEN-END FUND FORM

Shareholders are being asked to authorize the restatement of the Fund's amended Articles of Incorporation to conform the Articles to T. Rowe Price's standard form for an open-end fund. Apart from the various amendments to the Articles that have been described above, the changes to the amended Articles to conform to the T. Rowe Price form are not material. The proposed Amended and Restated Articles are attached as Exhibit B.

The Board believes that it is in the interests of the Fund and its shareholders to adopt the standard form, as it is designed to provide maximum flexibility. Following a standard form should also minimize interpretive questions that might arise in the future.

What vote is required to approve this amendment to the Fund's Articles of Incorporation?

Proposal No. 9 requires the affirmative vote or consent of the holders of a majority of the Fund's outstanding shares of capital stock. The Board of Directors recommends that shareholders vote FOR the proposal.

Adoption of  Proposal No. 9 is contingent upon approval of Proposal No. 1.

PROPOSAL NO. 10 -- SELECTION OF INDEPENDENT ACCOUNTANTS

The selection by the Board of Directors of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the fiscal year ending December 31, 1997, is to be submitted for ratification or rejection by the shareholders at the Annual Meeting. The firm of Price Waterhouse LLP has served the Fund as independent accountants since inception. The independent accountants have advised the Fund that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Price Waterhouse LLP are expected to be present at the Annual Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

What vote is required to ratify the Fund's independent accountants?

   Approval of the proposal requires an affirmative vote by a majority of the shares cast in person or by proxy. The Board of Directors recommends that shareholders vote FOR the proposal.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

In order to hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted FOR the Proposal.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If a Proposal must be approved by a percentage of votes cast on the Proposal (Proposals 3 and 10), abstentions and broker non-votes will not be counted as "votes cast" on the Proposal and will have no effect on the result of the vote. If the Proposal must be approved by a percentage of voting securities present at the meeting or a majority of the Fund's outstanding shares (all other Proposals), abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the Proposal.

Can additional matters be acted upon at the Annual Meeting?

The management of the Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such proxy in accordance with their judgment on such matters.

How can proxies be solicited, and who pays for the costs involved?

In addition to soliciting proxies by mail, in person or by telephone, the Fund may arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The Fund is unaware of any such challenge at this time.

Shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their social security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. In order to ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund has retained the services of Mackenzie Partners, Inc., to assist it in soliciting proxies for a fee of $6,000 plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of the Fund or of its investment manager, T. Rowe Price, may solicit proxies in person or by telephone.

Can I change my vote after I mail my proxy?

Any proxy, including those given by telephone, may be revoked at any time before they are voted by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

Is the Fund required to hold an annual meeting?

Under Maryland Law, the Fund is not required to hold an annual meeting. However, as a closed-end fund listed on the New York Stock Exchange, the Fund is required to hold an annual meeting. If the Fund is converted to an open-end fund the New York Stock Exchange requirement will no longer apply. The Board of Directors of the Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, the Fund will take advantage of the Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Fund's By-Laws will be amended to reflect this policy.

If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April 1998, such proposal must be submitted in writing and received by the Fund's Secretary at its Baltimore office prior to November 1, 1997.

GENERAL INFORMATION ABOUT THE FUND

Who are the Fund's officers?

Table 9 presents the officers of the Fund (other than the nominees for election as directors) and their positions with T. Rowe Price.

Table 9  Officers of the New Age Media Fund
______________________________________________________________________________
                          Position                 Position With
Officer                   With Fund                T. Rowe Price
______________________________________________________________________________

James A. C. Kennedy III   President                Managing Director
Charles A. Morris         Executive Vice President Managing Director
Brian D. Stansky          Executive Vice President Vice President
Lise J. Buyer             Vice President           Vice President
Robert N. Gensler         Vice President           Vice President
Henry H. Hopkins          Vice President         Director and Managing Director
D. James Prey III         Vice President           Vice President
John F. Wakeman           Vice President           Vice President
Carmen F. Deyesu          Treasurer                Vice President
Lenora V. Hornung         Secretary                Vice President
David S. Middleton        Controller               Vice President
J. Jeffrey Lang           Assistant Vice President Assistant Vice President
Ingrid I. Vordemberge     Assistant Vice President Employee
Patricia S. Butcher       Assistant Secretary      Assistant Vice President
______________________________________________________________________________


What is the share ownership of the Fund?

As of May 23, 1997, there were 14,501,066 shares of the capital stock of the Fund outstanding, with a par value of $0.0001.

   As of March 31, 1997, the officers and directors of the New Age Media Fund, as a group, beneficially owned, directly or indirectly, 11,346.668 shares, representing less than 1% of the Fund's outstanding stock. More detailed information on share ownership of the Fund by the current Fund management is provided in Table 10.

Who are the principal holders of New Age Media Fund shares?

As of May 23, 1997, to the knowledge of the Fund, no person beneficially owned more than five percent of its outstanding shares.


Table 10  Security Ownership of Current Management
______________________________________________________________________________
                                             Amount and Nature
Name of Beneficial Owner                     of Ownership as of
and Position With Fund                       March 31, 1997 (a)
______________________________________________________________________________

Jeffrey H. Donahue, Director                            300
James A. C. Kennedy III, President                    4,000
Charles A. Morris, Executive Vice President       5,363.668
A. MacDonough Plant, Director                           200
James S. Riepe, Chairman of the Board                 1,000
Brian D. Stansky, Executive Vice President              283

Management as a Group (b)                        11,146.668
______________________________________________________________________________

(a) All securities listed represent ownership in shares of common stock.
(b) Management as a group, as well as each member of management individually, own less than one percent of the outstanding shares of the Fund.

Who is the Fund's custodian and transfer agent?

Custodial Trust Company is currently the Fund's custodian. Its address is 101 Carnegie Center, Princeton, New Jersey 08540-6231. State Street Bank and Trust Company serves as transfer agent, dividend-paying agent, and registrar for the Fund. Its address is 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2197. The Fund has an Underwriting Agreement with Bear, Stearns & Co., Inc. ("Bear Stearns") to distribute its shares. Bear Stearns' address is 245 Park Avenue, New York, New York 10167.

In addition to these agreements, the Fund also has a Telephone Services Agreement with T. Rowe Price Services, Inc. ("Price Services"), which is a wholly owned subsidiary of T. Rowe Price; an Accounting Agreement with T. Rowe Price; and an Agreement for Statistical and Economic Trend Research & Administrative Services with Bear Stearns. James S. Riepe, Chairman of the Board of the Fund, is Chairman of the Board of Price Services.

INFORMATION ABOUT T. ROWE PRICE

Who are the Directors of T. Rowe Price?

The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George A. Roche, who together with Mr. Riepe, James E. Halbkat, Jr., Henry H. Hopkins, James A. C. Kennedy III, John H. Laporte, Richard L. Menschel, William T. Reynolds, Brian C. Rogers, John W. Rosenblum, Robert L. Strickland, M. David Testa, Philip C. Walsh, and Anne Marie Whittemore, constitute its Board of Directors.

The address of each of these persons, with the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Menschel, Rosenblum, Strickland, Walsh, and Mrs. Whittemore, all are employed by T. Rowe Price.

Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

   Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer, and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Richmond, Virginia 23173.

Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North

Carolina 27104.

Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

TRANSACTIONS IN T. ROWE PRICE STOCK

   The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1996 through December 31, 1996. On April 30, 1996, the Company split these shares 2-for-1. All share data in this section has been adjusted to reflect this stock split. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

During the period, certain employees exercised their options for a total of 939,925 shares of stock at an average price $7.28 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of
T. Rowe Price and its subsidiaries purchased an aggregate (including dividends reinvested) of 107,795 shares of stock at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

T. Rowe Price's Board of Directors has approved the repurchase of shares of its stock in the open market. During 1996, T. Rowe Price purchased 640,000 shares of stock under this plan, leaving 2,700,000 shares of Stock authorized for future repurchase at December 31, 1996.

During the period, T. Rowe Price issued 1,913,000 common stock options with an average exercise price of $35.88 per share to certain employees and directors under terms of the 1990 and 1993 Stock Incentive Plans and the 1995 Director Stock Option Plan.


                     NEW AGE MEDIA FUND, INC.

                 MEETING: 8:30 a.m. EASTERN TIME

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   THE UNDERSIGNED SHAREHOLDER of New Age Media Fund, Inc. (the "Fund") hereby appoints James S. Riepe, the lawful attorney and proxy of the undersigned with full power of substitution, to vote as designated below all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, July 23, 1997, at 8:30 a.m., at the offices of the Fund at the Owings Mills Financial Center, 10090 Red Run Boulevard, Owings Mills, Maryland 21117, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated June 9, 1997, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR (1)
(a) converting the Fund to an open-end investment company ("mutual fund"), (b) amendment of the Fund's Charter, and (c) an amendment to the Fund's fundamental investment policy on borrowing; (2) a new Investment Management Agreement between the Fund and T. Rowe Price Associates, Inc.; (3) the election of a new slate of directors; (4) a technical amendment to the Fund's fundamental policy on commodities; (5) a technical amendment to the Fund's fundamental policy on real estate; (6) amending the Fund's Articles of Incorporation to authorize involuntary redemptions of accounts; (7) amending the Articles of Incorporation to change the Fund's name; (8) amending the provisions of the Articles of Incorporation relating to classes and series;
(9) restating the Articles of Incorporation; (10) the ratification of the selection of Price Waterhouse LLP as independent accountants; and (11) in the discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

___________________________________________________________________________
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
___________________________________________________________________________

___________________________________________________________________________

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
______________________________________________________________________________

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?
_____________________________________________________________________________
_____________________________________________________________________________
_________________________________________________________________________

____
 X   PLEASE MARK VOTES AS IN
____ THIS EXAMPLE

      1. To approve or disapprove a proposal to convert the Fund from a closed-end investment company to an open-end investment company by:

      o changing the Fund's subclassification under the Investment Company Act of 1940;
      o amending the Fund's Articles of Incorporation as necessary to provide for the conversion; and
      o modifying the fundamental Borrowing policies of the Fund in connection with the conversion.

         For / /         Against / /         Abstain / /

      2. To approve or disapprove a new Investment Management Agreement between the Fund and T. Rowe Price Associates, Inc.

         For / /         Against / /         Abstain / /

      3. Election of directors.

         For  / /        Withhold  / /       For All Except  / /

         Donald W. Dick, Jr.    David K. Fagin       Hanne M. Merriman
         James S. Riepe         M. David Testa       Hubert D. Vos
         Paul M. Wythes

         INSTRUCTION: To withhold authority to vote FOR an individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

      4. To approve or disapprove modifying the Fund's fundamental policy on Commodities.

         For / /         Against / /         Abstain / /

      5. To approve or disapprove modifying the Fund's fundamental policy on Real Estate.

         For / /         Against / /         Abstain / /

      6. To approve or disapprove amending the Fund's Articles of Incorporation to authorize involuntary redemptions of accounts.

         For / /         Against / /         Abstain / /

      7. To approve or disapprove amending the Articles of Incorporation to change the Fund's name.

         For / /         Against / /         Abstain / /

      8. To approve or disapprove amending the provisions of the Articles of Incorporation relating to classes and series.

         For / /         Against / /         Abstain / /

      9. To approve or disapprove restating the Articles of Incorporation.

         For / /         Against / /         Abstain / /

      10. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Fund for 1997.

         For / /         Against / /         Abstain / /

      11. In the discretion of the proxyholder as to any other matters.

    Mark box at right if an address change or comment          / /
    have been noted on the reverse side of this card.

RECORD DATE SHARES:________________________

Please be sure to sign and date this Proxy. ________________
                                       Date

Shareholder sign here______________     Co-owner sign here________________

----------------------------------------------------------------------------
DETACH CARD                                           DETACH CARD

PAGE 34              NEW AGE MEDIA FUND, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, July 23, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

New Age Media Fund, Inc.

EXHIBIT A

                 INVESTMENT MANAGEMENT AGREEMENT

                             Between

       T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

                               and

                  T. ROWE PRICE ASSOCIATES, INC.


    INVESTMENT MANAGEMENT AGREEMENT, made as of July 26, 1997, by and between T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC., a Maryland corporation (hereinafter called the "Fund"), and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Manager").

                       W I T N E S S E T H:

    WHEREAS, the Fund is engaged in business as an open-end management investment company and is registered as such under the Federal Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Manager is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and

    WHEREAS, the Fund desires the Manager to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

    1. Duties and Responsibilities of Manager.

       A. Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus, as amended from time to time, and such other limitations as the Fund may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and without prior consultation with the Fund, to:

          (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

          (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters or issuers as the Manager may select.

       B. Financial, Accounting, and Administrative Services. The Manager shall maintain the corporate existence and corporate records of the Fund; maintain the registrations and qualifications of Fund shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed by the Fund (including the Fund's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

       C. Reports to Fund. The Manager shall furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

       D. Reports and Other Communications to Fund Shareholders. The Manager shall assist the Fund in developing all general shareholder communications, including regular shareholder reports.

       E. Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Fund, without remuneration from or other cost to the Fund.

       F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

    2. Allocation of Expenses.

       A. Expenses Paid by Manager.

          (1) Salaries and Fees of Officers. The Manager shall pay all salaries, expenses, and fees of the officers and directors of the Fund who are affiliated with the Manager.

          (2) Assumption of Fund Expenses by Manager. The payment or assumption by the Manager of any expense of the Fund that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

       B. Expenses Paid by Fund. The Fund shall bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay:

          (1) Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Fund's cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

          (2) Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Fund's transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;

          (3) Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

          (4) Shareholder Meetings. All expenses incidental to holding meetings of Fund shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

          (5) Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Fund's prospectus and of mailing them to shareholders;

          (6) Pricing. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

          (7) Communication Equipment. All charges for equipment or services used for communication between the Manager or the Fund and the custodian, transfer agent or any other agent selected by the Fund;

          (8) Legal and Accounting Fees and Expenses. All charges for services and expenses of the Fund's legal counsel and independent auditors;

          (9) Directors' Fees and Expenses. All compensation of directors, other than those affiliated with the Manager, and all expenses incurred in connection with their service;

          (10) Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933, as amended (the "'33 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any registration statement and prospectus under the '33 Act or the Act, and any amendments or supplements that may be made from time to time;

          (11) State Filing Fees. All fees and expenses imposed on the Fund, as appropriate, with respect to the sale of the Fund's shares under securities laws of various states or jurisdictions, and under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

          (12) Issue and Redemption of Fund Shares. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all share transactions, and of preparing and transmitting the Fund's stock certificates;

          (13) Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Fund's board of directors;

          (14) Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

          (15) Taxes. All taxes or governmental fees payable by or with respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

          (16) Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and

          (17) Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

    3. Management Fee. The Fund shall pay the Manager a fee ("Fee") which will consist of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee shall be paid monthly to the Manager on the first business day of the next succeeding calendar month and shall be calculated as follows:

        A. Group Fee. The monthly Group Fee ("Monthly Group Fee") shall be the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day will be computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day shall be calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                           Price Funds
       Annual Group Base Fee Rate for Each Level of Assets
            __________________________________________

                      0.480%      First $1 billion
                      0.450%      Next $1 billion
                      0.420%      Next $1 billion
                      0.390%      Next $1 billion
                      0.370%      Next $1 billion
                      0.360%      Next $2 billion
                      0.350%      Next $2 billion
                      0.340%      Next $5 billion
                      0.330%      Next $10 billion
                      0.320%      Next $10 billion
                      0.310%      Next $16 billion
                      0.305%      Next $30 billion
                      0.300%      Thereafter

       The Price Funds shall include all the mutual funds distributed by
T. Rowe Price Investment Services, Inc. (other than institutional or "private label" funds, Equity Index, and the Spectrum Funds). For the purposes of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund shall be determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

       B. Fund Fee. The monthly Fund Fee ("Monthly Fund Fee") shall be the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day will be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the Fund Fee Rate of 0.35% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

       C.Expense Limitation. As part of the consideration for the Fund entering into this Agreement, the Manager hereby agrees to limit the aggregate expenses of every character incurred by the Fund, including but not limited to Fees of the Manager computed as hereinabove set forth, but excluding interest, taxes, brokerage, and other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, ("Manager Limitation"). Under the Manager Limitation, the Manager agrees that through December 31, 1998, such expenses shall not exceed 1.25% of the average daily net assets of the Fund ("1.25% Expense Limitation"). To determine the Manager's liability for the Fund's expenses over the 1.25% Expense Limitation, the amount of allowable year-to-date expenses shall be computed daily by prorating the 1.25% Expense Limitation based on the number of days elapsed within the fiscal year of the Fund, or limitation period, if shorter ("Prorated Limitation"). The Prorated Limitation shall be compared to the expenses of the Fund recorded through the prior day in order to produce the allowable expenses to be recorded for the current day ("Allowable Expenses"). If the Fund's Management Fee and other expenses for the current day exceed the Allowable Expenses, the Management Fee for the current day shall be reduced by such excess ("Unaccrued Fees"). In the event the excess exceeds the amount due as the Management Fee, the Manager shall be responsible to the Fund for the additional excess ("Other Expenses Exceeding Limit"). If at any time up through and including December 31, 1998, the Fund's Management Fee and other expenses for the current day are less than the Allowable Expenses, the differential shall be due to the Manager as payment of cumulative Unaccrued Fees (if any) or as payment for cumulative Other Expenses Exceeding Limit (if any). If cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit remain at December 31, 1998, these amounts shall be paid to the Manager in the future provided that: (1) no such payment shall be made to the Manager after December 31, 2000; and
    (2) such payment shall only be made to the extent that it does not result in the Fund's aggregate expenses exceeding an expense limit of 1.25% of average daily net assets. The Manager may voluntarily agree to an additional expense limitation (any such additional expense limitation hereinafter referred to as an "Additional Expense Limitation"), at the same or a different level and for the same or a different period of time beyond December 31, 1998 (any such additional period being hereinafter referred to an as "Additional Period") provided, however, that: (1) the calculations and methods of payment shall be as described above; (2) no payment for cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit shall be made to the Manager more than two years after the end of an Additional Period; and (3) payment for cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit after the expiration of the Additional Period shall only be made to the extent it does not result in the Fund's aggregate expenses exceeding the Additional Expense Limitation to which the unpaid amounts relate.

       D. Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    4. Brokerage. Subject to the approval of the board of directors of the Fund, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Fund to pay a broker-dealer which furnishes brokerage or research services [as such services are defined under Section 28(e) of the Securities Exchange

Act of 1934, as amended (the "'34 Act")], a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the '34 Act).

    5. Manager's Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund, or in the discharge of Manager's overall responsibilities with respect to the other accounts which it serves as investment manager.

    6. Ownership of Records. All records required to be maintained and preserved by the Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Fund are the property of the Fund and will be surrendered by the Manager promptly on request by the Fund.

    7. Reports to Manager. The Fund shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Fund as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

    8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

    9. Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund (at the direction or request of the Manager) or the Manager in connection with the Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

    10. Use of Manager's Name. The Fund may use the name "T. Rowe Price Media & Telecommunications Fund, Inc." or any other name derived from the name "T. Rowe Price" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will (by corporate action, if necessary) cease to use any name derived from the name "T. Rowe Price," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager's business as investment manager.

    11. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 1998. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the board of directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the board of directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Fund, in writing, at least 60 days prior to April 30, 1998, or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment hereof.

    12. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

    13. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the directors of the Fund who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

    14.   Miscellaneous.

       A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       B. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Fund of its responsibility for and control of the conduct of the affairs of the Fund.

       C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used in Paragraphs 2, 8, 10, 11, and 12 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.


Attest:                    T. ROWE PRICE MEDIA &  TELECOMMUNICATIONS FUND, INC.

/s/Patricia S. Butcher            /s/James A. C. Kennedy IIi
________________________     By:  _______________________
Patricia S. Butcher               James A. C. Kennedy III
Assistant Secretary               President


Attest:                      T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn            /s/Henry H. Hopkins
________________________     By:  ________________________
Barbara A. Van Horn               Henry H. Hopkins
Assistant Secretary               Managing Director

EXHIBIT B

              ARTICLES OF AMENDMENT AND RESTATEMENT

                     New Age Media Fund, Inc.

New Age Media Fund, Inc., a Maryland corporation having its principal office in Baltimore hereby certifies to the State Department of Assessments and Taxation of Maryland that:

    FIRST: The charter of the Corporation is hereby amended and restated in its entirety as follows:

FIRST: THE UNDERSIGNED, Henry H. Hopkins, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the General Laws of the State of Maryland.

SECOND: (a)   The name of the corporation (which is hereinafter called the
              "Corporation") is:

       T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

    (b) The Corporation acknowledges that it is adopting its corporate name through permission of T. Rowe Price Associates, Inc., a Maryland corporation (hereinafter referred to as "Price Associates"), and acknowledges that Price Associates has the sole and exclusive right to use or license the use of the name "T. Rowe Price" in commerce. The Corporation agrees that if at any time and for any cause, the investment adviser or distributor of the Corporation ceases to be Price Associates or an affiliate of Price Associates, the Corporation shall at the written request of Price Associates take all requisite action to amend its charter to eliminate the name "T. Rowe Price" from the Corporation's corporate name and from the designations of its shares of capital stock. The Corporation further acknowledges that Price Associates reserves the right to grant the non-exclusive right to use the name "T. Rowe Price" to any other corporation, including other investment companies, whether now in existence or hereafter created.

THIRD: (a)    The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

         (1) To engage generally in the business of investing, reinvesting, owning, holding, or trading in securities, as defined in the Investment Company Act of 1940, as from time to time amended (hereinafter referred to as the "Investment Company Act"), as an investment company classified under the Investment Company Act as a management company.

         (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions, which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation.

    (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

FOURTH: The present address of the principal office of the Corporation in this State is:

                   100 East Pratt Street
                   Baltimore, Maryland 21202

FIFTH: The name and address of the resident agent of the Corporation in this State are:

                   Henry H. Hopkins
                   100 East Pratt Street
                   Baltimore, Maryland 21202

Said resident agent is a citizen of the State of Maryland, and actually resides therein.

SIXTH:  (a)   The total number of shares of stock of all classes and series which the Corporation initially has authority to issue is One
              Billion (1,000,000,000) shares of capital stock (par value $0.0001 per share), amounting in aggregate par value to One Hundred
              Thousand Dollars ($100,000). All of such shares are initially classified as "Common Stock" of the "T. Rowe Price Media &
              Telecommunications" series. The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.

    (b) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of Common Stock classified as the "T. Rowe Price Media & Telecommunications" series and any additional series of Common Stock of the Corporation (unless provided otherwise by the Board of Directors with respect to any such additional series at the time it is established and designated):

         (1) Assets Belonging to Series. All consideration received by the Corporation from the issue or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, together with any General Items allocated to that series as provided in the following sentence, are herein referred to collectively as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

         (2) Liabilities of Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series and all expenses, costs, charges, and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as pertaining to any particular series, shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges, and reserves allocated and so charged to a series are herein referred to collectively as "liabilities of" that series. Each allocation of liabilities, expenses, costs, charges, and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

         (3) Dividends and Distributions. Dividends and capital gains distributions on shares of a particular series may be paid with such frequency, in such form and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that series. All dividends on shares of a particular series shall be paid only out of the income belonging to that series and all capital gains distributions on shares of a particular series shall be paid only out of the capital gains belonging to that series. All dividends and distributions on shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number of shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

              Dividends and distributions may be paid in cash, property or additional shares of the same or another series, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by shareholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

         (4) Voting. On each matter submitted to a vote of the shareholders, each holder of shares shall be entitled to one vote for each share standing in his name on the books of the Corporation, irrespective of the series thereof, and all shares of all series shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that series shall apply in lieu of Single Class Voting; (ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more series, then, subject to (iii) below, the shares of all other series shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series, including liquidation of another series as described in subsection (7) below, only the holders of shares of the one or more affected series shall be entitled to vote.

         (5) Redemption by Shareholders. Each holder of shares of a particular series shall have the right at such times as may be permitted by the Corporation to require the Corporation to redeem all or any part of his shares of that series, at a redemption price per share equal to the net asset value per share of that series next determined after the shares are properly tendered for redemption, less such redemption fee or sales charge, if any, as may be established by the Board of Directors in its sole discretion and contained in the current Prospectus or Statement of Additional Information for the Corporation. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by the Investment Company Act, make payment wholly or partly in securities or other assets belonging to the series of which the shares being redeemed are a part, at the value of such securities or assets used in such determination of net asset value.

              Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of shares of any series to require the Corporation to redeem shares of that series during any period or at any time when and to the extent permissible under the Investment Company Act.

         (6) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at net asset value the shares of any series from a holder (i) if the Board of Directors of the Corporation determines in its sole discretion that failure to so redeem such shares may have materially adverse consequences to the holders of shares of the Corporation or any series, or (ii) upon such other conditions with respect to the maintenance of shareholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion and contained in the current Prospectus or Statement of Additional Information for the Corporation.

         (7) Liquidation. In the event of the liquidation of a particular series, the shareholders of the series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities of that series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon liquidation of any other series. The assets so distributable to the shareholders of any particular series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Corporation. The liquidation of any particular series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding voting securities of that series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other series. The liquidation of a particular series may be accomplished, in whole or in part, by the transfer of assets of such series to another series or by the exchange of shares of such series for the shares of another series.

         (8) Net Asset Value Per Share. The net asset value per share of any series shall be the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities of that series) by the total number of shares of that series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation or in a duly adopted resolution of the Board of Directors such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each series, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

PAGE 48 The Board of Directors may determine to maintain the net asset value per share of any series at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the Investment Company Act for the continuing declaration of income attributable to that series as dividends and for the handling of any losses attributable to that series. Such procedures may provide that in the event of any loss, each shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that series his pro rata portion of the total number of shares required to be canceled in order to permit the net asset value per share of that series to be maintained, after reflecting such loss, at the designated constant dollar amount. Each shareholder of the Corporation shall be deemed to have agreed, by his investment in any series with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

         (9) Equality. All shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities of that series), and each share of any particular series shall be equal to each other share of that series. The Board of Directors may from time to time divide or combine the shares of any particular series into a greater or lesser number of shares of that series without thereby changing the proportionate interest in the assets belonging to that series or in any way affecting the rights of holders of shares of any other series.

         (10) Conversion or Exchange Rights. Subject to compliance with the requirements of the Investment Company Act, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares into shares of one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors and as set forth in the Corporation's current Prospectus or Statement of Additional
              Information.

    (c) The shares of Common Stock of the Corporation, or of any series of Common Stock of the Corporation to the extent such Common Stock is divided into series, may be further subdivided into classes (which may, for convenience of reference be referred to a term other than "class"). Unless otherwise provided in the Articles Supplementary establishing such classes, all such shares, or all shares of a series of Common Stock in a series, shall have identical voting, dividend, and liquidation rights. Shares of the classes shall also be subject to such front-end sales loads, contingent deferred sales charges, expenses (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated), conversion rights, and class voting rights as shall be consistent with Maryland law, the Investment Company Act of 1940, and the rules and regulations of the National Association of Securities Dealers and shall be contained in Articles Supplementary establishing such classes.

    (d) For the purposes hereof and of any articles supplementary to the charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

         (1) prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

         (2) on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

         (3) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

    (e) Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end management investment company under the Investment Company Act, the Board of Directors shall have the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

    (f) The Corporation may issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in the charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares, where the context does not clearly indicate that only full shares are intended.

    (g) The Corporation shall not be obligated to issue certificates representing shares of any class or series of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the shareholder with such information as may be required under the Maryland General Corporation Law.

SEVENTH: The number of directors of the Corporation shall be seven (7), which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The names of the directors of the Corporation currently in office are: Donald W. Dick, Jr., David K. Fagin, Hanne M. Merriman, James S. Riepe, M. David Testa, Hubert D. Vos, and Paul M. Wythes.

EIGHTH:  (a)  The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and shareholders:

         (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

         (2) No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

         (3) The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash, or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the shareholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts, and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no shareholder shall have any right to inspect any book, account, or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

         (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes and series of capital stock or of the total number of shares of any class or series of capital stock entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation.

         (5) The Corporation shall indemnify (i) its past and present directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full further extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

         (7) The Corporation reserves the right from time to time to make any amendments of its charter which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in its charter, of any of its outstanding stock by classification, reclassification or otherwise.

    (b) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Laws of the State of Maryland now or hereafter in force.

NINTH:  The duration of the Corporation shall be perpetual.

    SECOND: The provisions set forth in the Articles of Amendment and Restatement (the "Articles") are all the provisions of the Charter currently in effect.

    THIRD: The entire Board of Directors of the Corporation declared these Articles to be advisable and adopted them at a meeting of the Board of Directors held on February 12, 1997. The Board of Directors then recommended that these Articles be submitted to the stockholders for approval.

    FOURTH:   At a meeting of the stockholders held on July 23, 1997, the
Corporation's Common Stock, the only class of capital stock of the Corporation entitled to vote, adopted and approved these Articles.

    FIFTH: Prior to the filing of these Articles, the Corporation had authority to issue One Billion (1,000,000,000) shares of capital stock (par value $0.0001 per share), amounting in aggregate par value to One Hundred Thousand Dollars ($100,000).

    Subsequent to the filing of these Articles, the Corporation shall have authority to issue One Billion (1,000,000,000) shares of capital stock (par value $0.0001 per share), amounting in aggregate par value to One Hundred Thousand Dollars ($100,000).

    SIXTH: The foregoing amendment shall be effective as of 5:00 p.m. on July 25, 1997.

IN WITNESS WHEREOF, New Age Media Fund, Inc., has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary this 24th day of July, 1997, and its President acknowledges under penalties of perjury that these Articles of Amendment and Restatement are the corporate act of the Corporation and that to the best of his knowledge, information, and belief, these matters and facts set forth herein with respect to the authorization and approval thereof, are true in all material respects.

Attest:                         NEW AGE MEDIA FUND, INC.

/s/Patricia S. Butcher          /s/James A. C. Kennedy III

Patricia S. Butcher,            James A. C. Kennedy III,
Assistant Secretary             President